UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2014

VRINGO, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

780 Third Avenue, 15th Floor, New York, NY 10017

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (212) 309-7549

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

Attached hereto as Exhibit 99.1 is a copy of a press release of Vringo, Inc., dated March 10, 2014, announcing certain financial results for the fiscal year ended December 31, 2013.

The information set forth under this “Item 2.02. Results of Operations and Financial Condition,” including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 7.01         Regulation FD Disclosure.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is an updated investor presentation of the Company. A copy of the investor presentation is available on the Company’s website at www.vringoinc.com.

Also attached hereto as Exhibit 99.3 and incorporated by reference herein is the transcript of the investor update conference call held by the Company on February 12, 2014.

The information set forth under this “Item 7.01. Regulation FD Disclosure,” including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibits
99.1	Press release announcing certain financial results for the fiscal year ended December 31, 2013.
99.2	Updated Investor Presentation of Vringo, Inc. dated March 10, 2014
99.3	Conference call transcript, held on February 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VRINGO, INC.

Date: March 10, 2014	By:	/s/ Andrew D. Perlman
		Name:	Andrew D. Perlman
		Title:	Chief Executive Officer